UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HUB GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  HUB GROUP, INC.  C/O THOMAS P. LAFRANCE 2001 HUB GROUP WAY OAK BROOK, IL 60523  HUB GROUP, INC.  2025 Annual Meeting  Vote by May 12, 2025  11:59 PM ET  You invested in HUB GROUP, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on May 13, 2025.  Get informed before you vote  View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting  prior to April 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 13, 2025  10:00 AM CDT  Virtually at: www.virtualshareholdermeeting.com/HUBG2025  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V65672-P29576-Z89684

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  For  Nominees:  David P. Yeager 06) Michael E. Flannery  Phillip D. Yeager 07) James C. Kenny  Peter B. McNitt 08) Jenell R. Ross  Mary H. Boosalis 09) Martin P. Slark  Lisa Dykstra 10) Gary Yablon  2. Advisory vote to approve executive compensation.  For  3. Ratification of the appointment of Ernst & Young LLP as Hub Group’s independent registered accounting firm for fiscal year 2025.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  V65673-P29576-Z89684